Exhibit 10.62

July 1, 2008

VIA HAND DELIVERY

Jim Tait

Vice President

AOL, LLC

22000 AOL Way

Dulles, Virginia 20166

Re:	Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and AOL, LLC f/k/a America Online, Inc. (“AOL”) effective as of April 18, 2000, as amended (the “Managed Modem Agreement”)

Dear Jim:

This letter agreement (this “Letter Agreement”) memorializes our agreement concerning certain terms under the Managed Modem Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement.

1.        ICG Ports: The parties reaffirm that pursuant to the Letter Agreement as between the parties dated March 7, 2008, Section 7, entitled “ICG Ports”; the term for such ports shall continue from the date of this letter or the later of July 1, 2008 through December 31, 2009 (the “ICG Term”). In addition, the ICG Ports shall continue to be priced in accordance with the “Pricing Brackets” coincident to each of the ICG Ports as governed by the Managed Modem Agreement. For clarity, the established “Pricing Brackets” for the ICG Ports are identified as follows:

[****]

2.        ICG Port Retirement: The parties acknowledge and agree that pursuant to the notification process for IGC Port retirement outlined in Section 7 of that certain Letter Agreement dated March 07, 2008, (specifically “Yearly Notice Dates” of June 30, 2008 and June 30, 2009) that AOL affirms that this letter shall constitute AOL’s June 30, 2008 notice to Level 3 of its election to retire certain ICG Ports effective July 1, 2008. It is acknowledged that no early termination charges shall apply to the retirement of such ICG Ports. The balance of the ICG Ports shall continue in service for the duration of the ICG Term as identified in paragraph 1 above. However, notwithstanding the foregoing, AOL further retains the option to exercise (at its discretion) its right to submit to Level 3 the second of the two (2) Yearly Notices; that of June 30, 2009 for future similar ICG Port retirement, provided AOL provides Level 3 with at least thirty (30) days’ prior written notice in advance of the aforementioned Yearly Notice Date of its intention to do so. Therefore, pursuant to the foregoing, Exhibit B of that certain Letter Agreement dated

June 29, 2007 entitled “Exhibit B; ICG Renewal Ports” is hereby deleted in its entirety and replaced with the following revised new “Exhibit B; ICG Ports” incorporated herein as Attachment I.

3.        Optional Rate Center Retirement:  Notwithstanding anything in the Managed Modem Agreement to the contrary, paragraph 2 above, or the ICG Port “Yearly Notice Date” process outlined in Section 7 of that Letter Agreement dated March 07, 2008; for any reason AOL may elect (but is under no obligation) to retire any of the Rate Centers and their corresponding ICG Ports identified in Attachment II hereto entitled “Optional Rate Center Retirement Listing”. AOL shall not be subject to any early termination liability for such Rate Center/Port retirement conditioned upon its remittance of payment to Level 3 for all usage due on account of Service through the effective date of termination of any such Rate Centers and/or ICG Ports and provides Level 3 thirty (30) days’ advance written notice of their election to do so with sufficient detail to complete the elected Rate Center/Port retirement.

The parties acknowledge and agree that the Pricing Brackets particular to the individual ICG Ports have been arrived at by employing a pricing methodology mutually agreeable to the parties, resulting in a [****] the event that AOL should elect to retire any or all of the Optional Rate Centers contained in Attachment II, the resultant effect for the balance of the ICG Ports would most likely be a change to the Pricing Brackets particular to such ICG Ports (due to the new mix of ports and Rate Centers) – all the while maintaining a [****].

4.        Other existing terms and conditions:  All other terms and conditions not specifically addressed herein will remain in full force and effect.

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If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

LEVELS COMMUNICATIONS, LLC

/s/ Robert Masinter
Robert Masinter Vice President – Offer Management

Accepted and agreed:

AOL LEVEL 3 COMMUNICATIONS, LLC

/s/ Jim Tait
Jim Tait Vice President

Attachment I

Exhibit B – ICG Ports

Effective July 01, 2008

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Attachment II

Optional Rate Center Retirement Listing

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